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                                                                Exhibit 10(s.2)

                       PERSONAL COMPUTER PRODUCTS, INC.
                            SUBSCRIPTION AGREEMENT

To:  Personal Computer Products, Inc.

I hereby acknowledge receipt of a full and complete Copy of, and I hereby accept, Personal Computer Products, Inc., Offer as of January 6, 1995, subject to all the terms and conditions of that Offer, and hereby submit $290,271 principal amount and accrued interest of the Company's Note due Copolymer Kako, Co., Ltd. for surrender. I hereby certify that I have the full power and authorization to act for and on behalf of Copolymer Kako, Co., Ltd. Please issue the Common Stock in the names indicated below.

      NAME ON CERTIFICATES             SEND CERTIFICATES TO:
      Copolymer Kako, Co., Ltd.        243 Kamihama-cho
                                       Minami-ku, Nagoya 457,
                                       Japan

Please print or type name and address

I acknowledge that I have had the opportunity to review the financial condition of and current information on the Company including the Company's annual report for its fiscal year ended June 30, 1994 and its Form 10-QSB for the quarter ended September 30, l994, and have been invited to discuss the information with the Company's officers and directors. I acknowledge that the information I have received is all the information I deem necessary to enable me to make a decision whether to accept the Offer, and I, agree to hold the Company harmless from and against any action arising under any Securities law out of my acceptance of the Offer.

Dated: January 24, 1995        Nippo, Ltd.
       ----------------
                               By:  Yuzo Okaya
                                    ----------
                                        (Print name)

                                    President
                                    ---------------------------
                                    (Title)

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